UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2022

CYREN LTD.
(Exact Name of Registrant as Specified in its Charter)

Israel	000-26495	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Ha-Menofim St., 5th Floor Herzliya, Israel	4672561
(Address of Principal Executive Offices)	(Zip Code)
011–972–9–863–6888
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value ILS 3.0 per share	CYRN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure

On August 3, 2022, the Cyren Ltd. (the "Company") issued a press release announcing it had completed the sale of its legacy secure email gateway business for a total purchase price of EUR 10,000,000 in cash, subject to customary post-closing adjustments (the "Transaction"). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Forward-Looking Information

This Report contains forward-looking statements within the meaning of the Securities Act and the Exchange Act, including, but not limited to, statements about the Transaction. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expected. In addition to risks and uncertainties disclosed in the Company's other reports it files with the Securities and Exchange Commission, these risks and uncertainties include, but are not limited to, the ability to consummate the proposed transaction; the ability to obtain third party approvals with respect to the transaction; the possibility that some or all of the conditions to the closing of the transaction may not be satisfied or waived; and the effects of disruption from the transaction on our business in general. Investors should consider these factors before deciding to make or maintain an investment in the Company's securities. The forward-looking statements included in this Report are based on information available to the Company as of the date of this Report. The Company expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Cyren Ltd. Press Release dated August 3, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYREN LTD.

Dated: August 3, 2022
	By:	/s/ Brian Dunn
	Name:	Brian Dunn
	Title:	General Counsel